Exhibit 99.1

European Spin-off Update Presentation October 2015

2 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about future results, growth potential, the projected sale price of properties held-for-sale, projected leverage, projected yields, projected net operating income (NOI), target distribution per share, projected economic growth, hypothetical or projected cash available for distribution (CAD), rates of return and performance, projected rental rate growth, ability to reposition or enhance the performance of existing properties, market and industry trends, investment opportunities, business conditions and other matters, including, among other things: risks inherent in a spin-off, including those related to the capital resources required to protect against business risks; legal risks and risks associated with the accounting treatment of a spin-off transaction; risks associated with operating as an independent public company and loss of certain benefits associated with being owned as part of a larger company; NRE’s rapid growth and relatively limited experience investing in Europe; the ability of NorthStar Asset Management Group Inc. (NSAM) to scale its operations in Europe to effectively manage NRE’s growth; the ability or NRF and NRE to realize the anticipated benefits of the spin-off transaction; NRF’s and NRE’s ability to qualify and remain qualified as a real estate investment trust (REIT); access to debt and equity capital and liquidity; use of leverage and ability to comply with the terms of any borrowing arrangements; the ability to obtain mortgage financing on real estate portfolio on favorable terms or at all; the effect of economic conditions, particularly in Europe, on the valuation of European investments and on the tenants of owned real property; the unknown impact of the potential default and/or exit of one or more countries within the European Union; NRE’s ability to acquire attractive investment opportunities and the impact of competition for attractive investment opportunities; NRF’s and NRE’s performance pursuant to long-term management contracts with NSAM as its manager, including reliance on NSAM and its affiliates and sub-advisors/joint venture partners in providing management services to NRF and NRE, the payment of substantial base and potential incentive fees to NSAM, the allocation of investments by NSAM among NRF and NRE and NSAM’s and its affiliates’ other managed companies and strategic vehicles and various conflicts of interest in the relationship with NSAM; the effectiveness of portfolio management techniques and strategies, including reliance on third parties and the potential loss and/or liability arising as a result of our relationships with such third parties; the impact of adverse conditions affecting a specific property type in which NRF or NRE have investments, such as office properties; tenant defaults or bankruptcy; illiquidity of properties in their portfolios; the ability to realize current and expected return over the life of investments; any failure in NRF’s or NRE’s due diligence to identify all relevant facts in the underwriting process or otherwise; the impact of credit rating downgrades; the ability to manage costs in line with expectations and the impact on CAD and NOI; environmental and regulatory requirements, compliance costs and liabilities related to owning and operating properties and to a business in general; effect of regulatory actions, litigation and contractual claims against NRF or NRE and their affiliates, including the potential settlement and litigation of such claims; changes in international and domestic laws or regulations governing various aspects of NRF’s or NRE’s business; future changes in local tax law that may have an adverse impact on the cash flow and value of investments; the ability to effectively structure investments in a tax efficient manner, including for local tax purposes; the impact that a rise in future interest rates may have on NRE’s floating rate financing; potential devaluation of the Euro relative to the U.S. dollar due to quantitative easing and/or other factors which could cause the U.S. dollar value of NRE’s investments to decline; general foreign exchange risk associated with properties located in European countries located outside of the Eurozone, including the United Kingdom and Sweden; the loss of our exemption from the definition of an “investment company” under the Investment Company Act of 1940, as amended; competition for qualified personnel and NSAM’s ability to retain key personnel to manage NRF or NRE effectively; the impact of damage to the NorthStar brand and reputation resulting from internal or external causes; the lack of historical financial statements for properties we may acquire in compliance with U.S. Securities and Exchange Commission (SEC) requirements and U.S. generally accepted accounting principles, as well as the lack of familiarity of tenants and third party service providers with such requirements and principles; failure to maintain effective internal controls and disclosure controls and procedures; the historical combined financial information included in this prospectus not providing an accurate indication of performance in the future or reflecting what NRF’s or NRE’s financial position, results of operations or cash flows would have been had we operated as an independent public companies during the periods presented; and NRE’s status as an emerging growth company. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “hypothetical,” “continue,” “future” or other similar words or expressions. All forward-looking statements included in this presentation are based upon information available to us on the date hereof and we undertake no duty to update any of the forward-looking statements after the date of this presentation to conform these statements to actual results. The forward-looking statements involve a number of significant risks and uncertainties. Factors that could have a material adverse effect on our operations and future prospects are set forth in NorthStar Realty Finance Corp’s annual report to Form 10-K for the year ended December 31, 2014, including the section entitled “Risk Factors” and NorthStar Realty Europe Corp’s Registration Statement on Form S-11 (Reg. No. 333-205440), including the section entitled “Risk Factors”. The factors set forth in the Risk Factors section and otherwise described in NorthStar Realty Finance Corp. or NorthStar Realty Europe Corp. filings with the SEC could cause actual results to differ significantly from those contained in any forward-looking statement contained in this presentation. We do not guarantee that the assumptions underlying such forward-looking statements are free from errors. Unless otherwise stated, historical financial information and per share and other data is as of June 30, 2015. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of NorthStar Realty Finance Corp or NorthStar Realty Europe Corp. The endnotes herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the endnotes. NorthStar Realty Europe Corp. has filed a registration statement with the SEC registering shares of common stock being distributed to stockholders of NorthStar Realty Finance Corp. This registration statement can be accessed through the following link: http://www.sec.gov/Archives/edgar/data/1646587/000164658715000029/nre-sx11ano3oct92015.htm Readers of this presentation should read the prospectus in that registration statement and other documents NorthStar Realty Finance Corp. has filed with the SEC for more complete information about NRE. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the documents may be obtained from NRE at its offices at 399 Park Avenue, 18th floor, New York, New York 10022 or by calling 212-547-2600. Forward Looking Statements

3 Spin-off entity NorthStar Realty Europe Corp. (“NorthStar Realty Europe” or “NRE”) 100% spin to shareholders of NorthStar Realty Finance Corp. (NYSE: NRF) Exchange / Ticker New York Stock Exchange / NRE Distribution ratio NRF shareholders will receive 1 NRE share for every 6 NRF shares held Portfolio(1) $2.6 billion (at cost) invested across four transactions with 52 predominately office properties in nine European countries Primary investment focus Class A office assets in established European markets External manager NorthStar Asset Management (NYSE: NSAM) Record date / Distribution date October 22, 2015 / October 31, 2015(2) Expected annual distribution(3) $0.10 per share prior to the 1 for 6 distribution ratio ($1.50 per share at NRF after spin-off, before adjustment for the anticipated reverse stock split) NRF reverse stock split Following the spin-off of NRE, NorthStar Realty Finance will execute a 1 for 2 reverse stock split of NRF shares Spin-off Transaction Summary

4 Company Highlights Pure play pan-European predominately office REIT Positioned to capitalize on improving European macro environment Track record of sourcing attractive acquisitions through established relationships across Europe Experienced management team supported by NorthStar Asset Management (NYSE: NSAM) Flexible capital structure positions the company for growth

5 Portman Square House, London, U.K. Properties by Geographic Location (at cost) Condor House, London, U.K. Berges de Seine, Paris, France $2.6 billion (at cost) portfolio of predominately high quality office properties Pure play pan-European predominately office REIT(4) NRE portfolio overview (as of June 30, 2015) Total portfolio (at cost) $2.6bn Properties 52 Square feet / Square meters 5.6mm / 0.52mm Weighted average occupancy 93% WALT 6 years Geography 9 countries in Europe 2015 NOI forecast $135mm Germany , 37% United Kingdom , 24% France , 15% Netherlands , 11% Italy , 6% Other , 6%

Evolution of NorthStar Europe[5]

- On February 26, 2015, NorthStar Realty Finance (NYSE: NRF) announced plans to spin off its European real estate business, NorthStar Realty Europe
  - Four different transactions representing $2.6 billion of acquisitions (at cost) over the last ~12 months
    - ~$2.0 billion secured prior to quantitative easing announced by the ECB in January 2015
  - Provides investors with ownership in an attractive portfolio initially comprised of primarily high-quality office buildings predominantly in Germany, the United Kingdom and France
  - Focused vehicle for investing in high-quality European commercial real estate with substantial internal and external growth potential
  - Since the acquisition of its European portfolio, NorthStar Realty Europe has implemented value accretive initiatives

ECB announces quantitative easing program

Formation of NorthStar Realty Europe

Early 2014
NRF explores opportunities in the European markets

Sep 2014
$100 million acquisition of Dukes Court (Woking, U.K.)

Dec 2014
Signed binding agreements to acquire the SEB portfolio ($1.3 billion) & Trias portfolio ($536 million)

Feb 2015
Announced spin-off of NRE

Apr 2015
Completed the acquisition of the SEB portfolio for $1.3 billion

Apr 2015
Completed the acquisition of the Trias portfolio for $536 million

Jul 2015
Acquired the the Trianon Tower (Frankfurt, Germany) for $621 million

Oct 2015
Distribution of NRE stock

6

7 Seek sustainable properties that are capable of generating recurring level of cash flow Focus on intrinsic value of properties with a long term investment perspective Primary focus on the United Kingdom, France and Germany with willingness to selectively invest in other established countries Identify value creation potential through asset-specific, active asset management initiatives Target attractive risk adjusted returns 1 2 3 4 5 Investment Philosophy

Flexible Capital Structure Positions NRE For Growth(6) Assets are financed with non-recourse mortgage debt Moderate leverage target of 40% - 50%; capitalization excludes $340 million principal amount of 4.625% NRE stock-settable notes maturing December 2016 and $250 million of cash 8 Based on mid-point implied cap rate of peer group European REIT Comparables – Implied Cap Rates (Excluding UK) ($ in millions) $2.9 Billion (0) Portfolio Level Preferred Equity Common Equity $1,401 (49%) $118 (4%) $1,338 (47%) Non - Recourse Mortgage Notes 4.20% 5.25% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% UK REITs Continental Europe REITs

NRE Valuation Sensitivities(7) In Europe, publicly traded real estate companies continue to trade on average at a cash flow multiple of 21.5x Below valuation amounts based on a hypothetical annual CAD of $0.20 per share (prior to the 1 for 6 distribution ratio) for NRE and $135 million of projected annual NOI* 9 *The annual coupon expense for the Company’s $340 million stock-settable notes would be $0.04 per share of CAD resulting in hypothetical annual CAD of $0.16 per share, excluding any potential new investments from the use of $250 million of cash. Europe excluding U.K. Avg. U.K. Avg. 5.25% 5.00% 4.75% 4.50% 4.25% $2.76 $3.09 $3.46 $3.88 $4.34 NRE Annual $135 Million NOI Projection @ Cap Rates (excluding $340 million stock-settlable notes) Europe excluding U.K. Avg. U.K. Avg. 19x 21x 23x 25x 27x 29x $3.80 $4.20 $4.60 $5.00 $5.40 $5.80 NRE Hypothetical Annual $0.20 CAD per share @ Cash Flow Multiples

NRE’s portfolio comprises 52 assets in nine countries Primarily focused on UK, France and Germany 10 No. of Properties: 9 Size (sqm): 57,921 Occupancy: 99% U.K. Germany No. of Properties: 6 Size (sqm): 95,424 Occupancy: 93% No. of Properties: 23 Size (sqm): 210,020 Occupancy: 90% France Track Record of Sourcing Attractive Acquisitions Through Established Relationships Across Europe(8) NorthStar Offices NorthStar Presence NorthStar Assets Primary Markets NRE has invested $2.6 billion (at cost) over the last ~12 months in four transactions

Case Study: Condor House, London Investment Rationale Prime location in the City of London, United Kingdom Strong tenant demand with limited supply Liquid market with broad range of investors Significant reversionary potential to be realized through re-leasing and rent reviews Potential to enhance value through lease prolongation and extension of WALT 11

Case Study: Trianon Tower, Frankfurt[9]

Investment Rationale

- Iconic office tower in CBD Frankfurt, Germany
- 6th tallest skyscraper in Germany
- Established micro location in ever improving part of CBD
- ~70% of rent derived from long-term leases to Deutsche Bundesbank (German central bank) and Dekabank which has an investment grade credit rating
- Substantial yield premium of ~420bps over 10-year German government bond




Deka


INNENSTADT
Frankfurt
ALTSTADT
Trianon
BAHNHOFSVIERTEL
SACHSENHAUSEN
GUTLEUTVIERTEL
OSTEND

12

Case Study SEB Portfolio $1.3 billion Pan-European Class A office portfolio 11 properties located in seven countries Well-diversified mix of market leading tenants including BNP Paribas, Cushman&Wakefield and Ernst&Young Acquired from a German open ended fund in forced liquidation Reversionary potential on selected assets to be realized through re-leasing and rent reviews 13 Trias Portfolio $536 million Pan-European predominately office portfolio 37 properties located in eight countries Acquired from three liquidating open ended funds Since acquisition in April 2015, NorthStar Realty Europe has implemented value accretive initiatives including leasing and sales Leasing of vacant space, lease prolongations and intention to sell three non-strategic assets subject to non-binding term sheets at a +40% premium to our purchase price (disposal is expected to occur during the fourth quarter 2015) Condor House, London, U.K. Berges de Seine, Paris, France Avenue Marceau, Paris, France The Building, London, UK

14 NorthStar Asset Management (NYSE: NSAM) is a global asset management firm that currently manages NRF and multiple real estate investment platforms, with $24.7 billion of total assets under management NSAM will manage NorthStar Realty Europe Corp. under a long-term management contract Proven track record in managing and growing the NorthStar Realty platform David Hamamoto, Executive Chairman of NSAM, also founded the Whitehall Funds at Goldman Sachs, which had a significant European real estate presence Our Sponsor: NorthStar Asset Management(10) Track record of driving value at NRF 37.5% 36.7% 15.4% 14.1% 13.6% 7.6% 0.0% 10.0% 20.0% 30.0% 40.0% 3 year 5 year 10 year Compounded Annual Total Return NRF S&P 500

Experienced Management Team 15 NRE Executive team Mahbod Nia Chief Executive Officer Years experience: 16 Scott A. Berry Future Chief Financial Officer Years experience: 15 Trevor K. Ross General Counsel Years experience: 14 NSAM Executive team David Hamamoto Executive Chairman Chairman of NRE board Years experience: 32 Albert Tylis Chief Executive Officer Director of NRE Years experience: 17 Daniel R. Gilbert Chief Investment and Operating Officer Years experience: 21 Jonathan Langer Executive Vice President (Chief Executive Officer of NorthStar Realty Finance Corp.) Years experience: 23 Debra A. Hess Chief Financial Officer (Interim Chief Financial Officer of NRE) Years experience: 29 Ronald J. Lieberman Executive Vice President, General Counsel Years experience: 20 James F. Flaherty III Vice Chairman of the Board of NorthStar Healthcare Income, Inc. Years experience: 30 Keith A. Feldman Managing Director – Head of Capital Markets Years experience: 17 Daniel D. Raffe Executive Vice President - Head of Portfolio Management and Servicing Years experience: 26 Steven B. Kauff Executive Vice President Years experience: 28 Sujan S. Patel Managing Director – Co-Head of Investments Years experience: 15 Robert C. Gatenio Managing Director – Co-Head of Investments Years experience: 16 Brett Klein Managing Director - Head of Alternative Products Years experience: 15 Robert S. Riggs Managing Director – Portfolio Management and Servicing Years experience: 27 David S. Fallick Managing Director – Head of Global Real Estate Finance Years experience: 21 Jon Farkas Managing Director – Head of European Operations Years experience: 10

16 European Macro Environment(11) All the 28 countries in the EU are forecasted to achieve GDP growth in 2015, except for Cyprus European Commission 2015 GDP growth forecast: EU: 1.8% GDP; and Eurozone: 1.5% Near-term outlook is positive due to factors including: low interest rates; ECB quantitative easing; Euro depreciation; low oil prices However, regional disparities continue to exist as economies recover at varying speeds Europe presents a compelling investment opportunity for companies with flexible and patient capital such as NorthStar Realty Europe GDP Growth (%) Unemployment Rate (%) European Recovery is Well Underway -6.00 -4.00 -2.00 0.00 2.00 4.00 6.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F Germany UK France Netherlands EU 28 0 2 4 6 8 10 12 14 Germany UK France Netherlands Euro Area EU 28

European Investment Opportunity(12) 17 Spread of Prime Office Yield over 10-year Government Bonds Pan-European Sector Real Estate Values (Q4 2007 = 100) – EU 28 Source: CBRE Valuation Monitor 310 bps 441 bps -17 bps Yield Spreads At Historically Wide Levels Financing At Historically Low Cost Significant Spread Between Prime Yields And Interest Rates, EU 2015 Real Estate Values Remain Below Their 2007 Peak 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Q1 1999 Q2 2000 Q3 2001 Q4 2002 Q1 2004 Q2 2005 Q3 2006 Q4 2007 Q1 2009 Q2 2010 Q3 2011 Q4 2012 Q1 2014 Q2 2015 Euribor 12m EU-15 Weighted average combined prime yield 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Brussels Amsterdam Frankfurt Stockholm Paris Madrid London Milan US (%) Long-term Average (10-year) 75 80 85 90 95 100 105 Q4 '07 Q2 '08 Q4 '08 Q2 '09 Q4 ' 09 Q2 '10 Q4 '10 Q2 '11 Q4 '11 Q2 '12 Q4 '12 Q2 '13 Q4 '13 Q2 '14 Q4 '14 Q2 '15 Implied Value All Property Office 0.00 1.00 2.00 3.00 4.00 5.00 6.00 Jan-05 Jun-05 Nov-05 Apr-06 Sep-06 Feb-07 Jul-07 Dec-07 May-08 Oct-08 Mar-09 Aug-09 Jan-10 Jun-10 Nov-10 Apr-11 Sep-11 Feb-12 Jul-12 Dec-12 May-13 Oct-13 Mar-14 Aug-14 Jan-15 Jun-15 LIBOR 3 mth EURIBOR 3 mth

European Office Fundamentals(13) 18 Yields % Spread 1986 Q1 = 100 1992 2001 2007 Office fundamentals continue to strengthen across major European markets CBRE Prime Office Rents Index Declining Office Vacancy in Major European Markets Prime vs. Secondary Yields 4 5 6 7 8 9 10 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Percent 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 Dec-07 Jun-08 Dec-08 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Spread (rhs) Office prime (lhs) Office secondary (lhs) 100 120 140 160 180 200 220 240 260 280 1986 1990 1994 1998 2002 2006 2010 2014

19 Presentation Endnotes NRE portfolio excludes European healthcare properties, which will be retained by NRF. The distribution will be completed and effective by 11:59 p.m., New York Time, on October 31, 2015. Expected Annual Distribution: The actual timing and amount of distribution payments, if any, will be determined by the NRF and NRE board of directors, respectively, and could be affected by various factors, including but not limited to, cash earnings, financial condition and cash requirements, investment opportunities, required capital expenditures, the loss of a material tenant or tenants, reserves established by the board of directors, additional borrowings, or future issuances of securities, many of which are beyond management’s control. Neither NRF nor NRE can assure you that it will be able to pay distributions in the amount set forth in this presentation or at all. NRF’s ability to pay distributions will be subject to the limitations set forth above and in the Company’s most recent annual report on Form 10-K for the year ended December 31, 2014 under the heading “Risk Factors.” NRE’s ability to pay distributions will be subject to the limitations set forth above and in the section of its Registration Statement on Form S-11 (333-205440) entitled "Risk Factors.” $135 million projected annual NOI is based on projected annual Total Property Revenues of $168 million, excluding amortization of above/below market leases, less projected Property Operating Expenses of $33 million. Total Property Revenues include amortization of rent fees. Asset information as of June 30, 2015 pro forma for the $621 million acquisition of the Trianon Tower in July 2015 and includes four properties representing $18 million of asset value classified as held-for-sale. European REIT Comparables – Implied Cap Rates: Source: from Green Street Advisors as of October 9, 2015. U.K. REITs: reflect market-cap weighted average of all U.K. REITs in Green Street Advisors’s coverage universe. Continental Europe REITs: reflect market-cap weighted average of all Continental Office, Continental Retail, German Residential and Swiss Companies in Green Street Advisors’s coverage universe. 7. Publicly traded real estate companies average cash flow multiple: Source: Green Street Advisors as of October 9, 2015. $135 million projected annual NOI is based on projected annual Total Property Revenues of $168 million, excluding amortization of above/below market leases, less projected Property Operating Expenses of $33 million. Total Property Revenues include amortization of rent fees. The annual coupon expense for the Company’s $340 million stock-settable notes would be $0.04 per share of CAD resulting in hypothetical annual CAD of $0.16 per share excluding any potential new investments from the use of $250 million of cash. NRE outstanding aggregate debt of $1.5 billion excludes $340 million principal amount of NRE stock-settable notes. NRE expects to have 382.2 million outstanding common shares prior to the 1 for 6 distribution ratio anticipated at time of spin-off. No assurance that actual price will reflect the implied price and actual price could be materially different. Cash Flow Multiple: Source: Green Street Advisors as of October 9, 2015; U.K. and Continental Europe data reflects the inverse of 2016E EPRA yield; European Public Real Estate Association (EPRA) Earnings are a defined earnings per share metric widely used in Europe. U.K. REITs: Reflect market-cap weighted average of all U.K. REITs in Green Street Advisors’s coverage universe. Continental Europe REITs: Reflect market-cap weighted average of all Continental Office, Continental Retail, German Residential and Swiss Companies in Green Street Advisors’s coverage universe. U.K. and Europe sensitivity table intervals reflect closest to each comp set. The most comparable reported earnings metric to NRE’s CAD based on EPRA is used for presentation purposes and should not be considered as an alternative to NRE CAD. In addition, NRE’s methodology for calculating CAD may differ from the methodologies used by comparable companies using EPRA, when calculating the same or similar financial measure and these may not be comparable metrics. For further information relating to NRE’s calculation of CAD refer to NRE’s Registration Statement on Form S-11 (333-205440). Non-GAAP Financial Measures: The Company believes NOI is a useful metric of the operating performance of its real estate portfolio in the aggregate. NOI is equal to total property revenue less property operating expenses. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, transaction costs, depreciation and amortization expense, realized gains (losses) from the sale of properties and other items under U.S. GAAP and capital expenditures and leasing costs necessary to maintain the operating performance of properties, all of which may be significant economic costs. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. The Company believes that CAD is useful because it adjusts net income (loss) for a variety of non-cash items. CAD is calculated by subtracting from or adding to net income (loss) attributable to common stockholders, non-controlling interests, if any, and the following items: depreciation and amortization items, including depreciation and amortization (excluding amortization of second generation tenant improvements and leasing commissions), straight-line rental income or expense (excluding amortization of rent free periods), amortization of above/below market leases, amortization of deferred financing costs, amortization of discount on financing and amortization of equity-based compensation; maintenance capital expenditures; unrealized gain (loss) from the change in fair value; realized gain (loss) on investments and other; impairment on depreciable property; bad debt expense; deferred tax benefit (expense); acquisition gains or losses (excluding accelerated amortization related to the sale of investments); provision for loan losses, net; distributions and adjustments related to joint venture partners; transaction costs; foreign currency gains (losses); impairment on goodwill and other intangible assets; gains (losses) on sales; and one-time events pursuant to changes in U.S. GAAP and certain other non-recurring items. These items, if applicable, include any adjustments for unconsolidated ventures. The definition of CAD may be adjusted from time to time for our reporting purposes in our discretion, acting through our audit committee or otherwise. CAD and NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as indicators of operating performance. In addition, our methodology for calculating CAD and NOI may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Presentation Endnotes

8. Asset information as of June 30, 2015 pro forma for the $621 million acquisition of the Trianon Tower in July 2015 and includes four properties representing $18 million of asset value classified as held-for-sale.
9. 6th tallest skyscraper in Germany based on the Council of Tall Building and Urban Habitat.
10. Source: Factset as of 10/14/2015. 3 year CAGR calculations are based on price performance from 10/14/2012 to 10/14/2015, including reinvestment of distributions. 5 year CAGR calculations are based on price performance from 10/14/2010 to 10/14/2015, including reinvestment of distributions. 10 year CAGR calculations are based on price performance from 10/14/2010 to 10/14/2015, including reinvestment of distributions. Asset information as of June 30, 2015 and is pro forma for the approximately $621 million Trianon tower and an approximately $143 million hotel portfolio NorthStar Realty acquired subsequent to the second quarter 2015. Based on cost for real estate investments, which includes net purchase price allocation related to net intangibles, deferred costs and other assets, if any, fair value for our investments (directly or indirectly in joint ventures) owning limited partnership interests in real estate private equity funds, or PE Investments, and includes the deferred purchase price for PE Investment II, principal amount for our CRE debt and securities investments and amortized cost for N-Star CDO equity and excludes any transaction costs associated with the initial acquisition of assets. Represents 100% of all real estate assets in consolidated joint ventures.
11. European Recovery is Well Underway & GDP Growth & Unemployment Rate:
    a. European Commission – European Economic Forecast – Spring 2015, Eurostat.
12. Yield Spreads At Historically Wide Levels:
    a. Yield spreads reflect spread between office property yields and 10-year government bonds in each respective country.
    b. Long-Term Averages: Calculated based on quarter-end data from Q2 2004 through August, 2015.
    c. Sources: European property yield data © 2015 Jones Lang LaSalle IP, Inc. All rights reserved. All information contained therein is from sources deemed reliable; however, no representation or warranty is made to the accuracy thereof; US property yield data © Green Street Advisors.

    Significant Spread Between Prime Yields And Interest Rates:
    a. Source: CBRE, Globalrates.com. All asset classes, EU-15: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

    Pan-European Sector Real Estate Values:
    a. All Property: Reflects CBRE All-Property Index (inclusive of U.K. properties).
    b. Office: Reflects CBRE All-Property Office Index (inclusive of U.K. properties).
    c. Source: CBRE European Valuation Monitor, Q2 2015.

    Financing At Historically Low Cost:
    a. Euribor 3 month: ECB - http://sdw.ecb.europa.eu/quickview.do?SERIES_KEY=143.FM.M.U2.EUR.RT.MM.EURIBOR3MD_.HSTA.
    b. Libor 3 month: Saint Louis Fed - https://research.stlouisfed.org/fred2/series/USD3MTD156N/downloaddata.
13. CBRE Prime Office Rents Index:
    a. CBRE - EMEA Capital Markets Niel Blake_FINAL

    Declining Office Vacancy in Major European Markets:
    a. CBRE – EMEA Capital Markets Niel Blake_FINAL

    Prime vs. Secondary Yields:
    a. CBRE - Creating Value v14 Presentation – Please note that Prime and secondary yields are defined by CBRE subjectively based on a ranking of the properties that are included within the CB Richard Ellis Monthly index. Assets are ranked by CBRE based on a number of factors relating to a property's location, tenant covenants, and duration of leases.

20